Exhibit 99.1

The following tables represent the segment contribution of Allergan plc for the six months ended June 30, 2015, the three months ended June 30, 2015 and March 31, 2015, the year ended December 31, 2014 and the three months ended December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014 ($ in millions):

	Six Months Ended June 30, 2015
	US	US Medical	International	Global	Anda
	Brands	Aesthetics	Brands	Generics	Distribution	Total
Net revenues	$4,234.1	$566.6	$947.5	$3,260.8	$924.0	$9,933.0

Operating expenses:
Cost of sales(1)	533.9	39.0	244.3	1,321.7	808.5	2,947.4
Selling and marketing	831.7	111.6	249.6	296.5	62.7	1,552.1
General and administrative	105.7	13.9	70.1	177.2	18.0	384.9

Segment Contribution	$2,762.8	$402.1	$383.5	$1,465.4	$34.8	$5,048.6

Contribution margin	65.3%	71.0%	40.5%	44.9%	3.8%	50.8%

	Three Months Ended June 30, 2015
	US	US Medical	International	Global	Anda
	Brands	Aesthetics	Brands	Generics	Distribution	Total
Net revenues	$2,435.7	$486.8	$717.0	$1,629.0	$462.4	$5,730.9

Operating expenses:
Cost of sales(1)	307.3	34.0	159.5	680.3	404.5	1,585.6
Selling and marketing	459.4	97.9	181.8	162.1	31.3	932.5
General and administrative	47.2	11.2	47.5	82.2	8.9	197.0

Segment Contribution	$1,621.8	$343.7	$328.2	$704.4	$17.7	$3,015.8

Contribution margin	66.6%	70.6%	45.8%	43.2%	3.8%	52.6%

	Three Months Ended March 31, 2015
	US	US Medical	International	Global	Anda
	Brands	Aesthetics	Brands	Generics	Distribution	Total
Net revenues	$1,798.4	$79.8	$230.5	$1,631.8	$461.6	$4,202.1

Operating expenses:
Cost of sales(1)	226.6	5.0	84.8	641.4	404.0	1,361.8
Selling and marketing	372.3	13.7	67.8	134.4	31.4	619.6
General and administrative	58.5	2.7	22.6	95.0	9.1	187.9

Segment Contribution	$1,141.0	$58.4	$55.3	$761.0	$17.1	$2,032.8

Contribution margin	63.4%	73.2%	24.0%	46.6%	3.7%	48.4%

	Year Ended December 31, 2014
	US	US Medical	International	Global	Anda
	Brands	Aesthetics	Brands	Generics	Distribution	Total
Net revenues	$4,502.8	$—	$698.7	$5,961.6	$1,683.7	$12,846.8

Operating expenses:
Cost of sales(1)	723.6	—	328.4	2,547.9	1,456.2	5,056.1
Selling and marketing	804.6	—	155.0	527.2	112.6	1,599.4
General and administrative	192.6	—	67.2	384.6	36.4	680.8

Segment Contribution	$2,782.0	$—	$148.1	$2,501.9	$78.5	$5,510.5

Contribution margin	61.8%		21.2%	42.0%	4.7%	42.9%

	Three Months Ended December 31, 2014
	US	US Medical	International	Global	Anda
	Brands	Aesthetics	Brands	Generics	Distribution	Total
Net revenues	$1,785.9	$—	$185.8	$1,599.7	$443.3	$4,014.7

Operating expenses:
Cost of sales(1)	343.2	—	85.2	676.5	385.7	1,490.6
Selling and marketing	339.7	—	43.6	140.0	29.6	552.9
General and administrative	68.1	—	20.0	75.5	10.7	174.3

Segment Contribution	$1,034.9	$—	$37.0	$707.7	$17.3	$1,796.9

Contribution margin	57.9%		19.9%	44.2%	3.9%	44.8%

	Three Months Ended September 30, 2014
	US	US Medical	International	Global	Anda
	Brands	Aesthetics	Brands	Generics	Distribution	Total
Net revenues	$1,577.5	$—	$199.4	$1,453.6	$423.2	$3,653.7

Operating expenses:
Cost of sales(1)	241.8	—	97.5	632.5	364.8	1,336.6
Selling and marketing	314.6	—	41.3	131.7	28.9	516.5
General and administrative	74.6	—	18.5	101.5	9.1	203.7

Segment Contribution	$946.5	$—	$42.1	$587.9	$20.4	$1,596.9

Contribution margin	60.0%		21.1%	40.4%	4.8%	43.7%

	Three Months Ended June 30, 2014
	US	US Medical	International	Global	Anda
	Brands	Aesthetics	Brands	Generics	Distribution	Total
Net revenues	$564.6	$—	$169.1	$1,474.6	$427.0	$2,635.3

Operating expenses:
Cost of sales(1)	71.1	—	74.3	631.2	374.5	1,151.1
Selling and marketing	75.7	—	36.4	136.6	27.1	275.8
General and administrative	24.7	—	13.2	97.0	8.8	143.7

Segment Contribution	$393.1	$—	$45.2	$609.8	$16.6	$1,064.7

Contribution margin	69.6%		26.7%	41.4%	3.9%	40.4%

	Three Months Ended March 31, 2014
	US	US Medical	International	Global	Anda
	Brands	Aesthetics	Brands	Generics	Distribution	Total
Net revenues	$574.8	$—	$144.4	$1,433.7	$390.2	$2,543.1

Operating expenses:
Cost of sales(1)	67.5	—	71.4	607.7	331.2	1,077.8
Selling and marketing	74.6	—	33.7	118.9	27.0	254.2
General and administrative	25.2	—	15.5	110.6	7.8	159.1

Segment Contribution	$407.5	$—	$23.8	$596.5	$24.2	$1,052.0

Contribution margin	70.9%		16.5%	41.6%	6.2%	41.4%

(1)	Excludes amortization and impairment of acquired intangibles including product rights.